UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

VALLON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
100 N.18th Street, Suite 300
Philadelphia, PA 19103
(Address of principal executive offices and zip code)

(267) 207-3606
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VLON	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2022, the Board of Directors (the “Board”) of Vallon Pharmaceuticals, Inc. (the “Company”) increased the size of the Board from five directors to six directors and appointed Meenu Karson to serve as a member of the Board until her successor is elected and qualified, or sooner in the event of her death, resignation, or removal. The Board determined that Ms. Karson meets the requirements for independence under the applicable listing standards of The Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended. Also on February 23, 2022, Ofir Levi resigned as a member of the Audit Committee of the Board and as a member and Chair of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”). Ms. Karson was then appointed as a member of the Audit Committee and as a member and Chair of the NCG Committee. Dr. Levi continues to be a member and Chair of the Board.

Ms. Karson will be compensated for her service on the Board and committees thereof in accordance with the Company’s compensation policy for directors. Ms. Karson also entered into our standard Form of Directors’ and Officers’ Indemnity Agreement, the form of which is filed as Exhibit 10.9 to the Company’s Amendment No. 2 to Form S-1 Registration Statement (File No. 333-249636), filed with the U.S. Securities and Exchange Commission on January 14, 2021.

On February 28, 2022, the Company issued a press release announcing the appointment of Ms. Karson to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Vallon Pharmaceuticals, Inc., dated February 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022	VALLON PHARMACEUTICALS, INC.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer